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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1999


                      CONSECO FINANCE SECURITIZATIONS CORP.
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-85119-01          41-1807858
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(State or other jurisdiction       (Commission         (IRS employer
    of incorporation)              file number)      identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        Not applicable.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of businesses acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


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               Exhibit No.    Description
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                  99.1        Terms Sheet of Merrill Lynch & Co., dated
                              September 22, 1999, distributed in connection with $750,000,000 (approximate) Certificates for Home Equity Loans, Series 1999-F, issued by Green Tree Home Equity Loan Trust 1999-F, formed by Conseco Finance Securitizations Corp.

                  99.2        Corrected page 3 to Terms Sheet of Merrill
                              Lynch & Co.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREEN TREE FINANCIAL CORPORATION

                                        By: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

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                                INDEX TO EXHIBITS

Exhibit Number                                                          Page
--------------                                                          ----

     99.1 Terms Sheet of Merrill Lynch & Co. dated September 22, 1999 distributed in connection with $750,000,000 (approximate) Certificates for Home Equity Loans, Series 1999-F, issued by Green Tree Home Equity Loan Trust 1999-F, formed by Conseco Finance Securitizations Corp.

    99.2         Corrected page 3 to Terms Sheet of Merrill
                 Lynch & Co.

                                       5